Exhibit (e)(1)(i)

AMENDED SCHEDULE I

UNDERWRITING AGREEMENT

The following series and classes of shares are offered effective as of November 30, 2015:

ClearTrack 2015	Class R1
Class R6

ClearTrack 2020	Class R1
Class R6

ClearTrack 2025	Class R1
Class R6

ClearTrack 2030	Class R1
Class R6

ClearTrack 2035	Class R1
Class R6

ClearTrack 2040	Class R1
Class R6

ClearTrack 2045	Class R1
Class R6

ClearTrack 2050	Class R1
Class R6

ClearTrack Retirement Income	Class R1
Class R6

Transamerica Arbitrage Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation –Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Bond	Class I2

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2

Transamerica Commodity Strategy	Class I2

Transamerica Concentrated Growth	Class A
Class C
Class I
Class I2

Transamerica Core Bond	Class I2

Transamerica Developing Markets Equity	Class I2

Transamerica Dividend Focused	Class A
Class C
Class I
Class I2

Transamerica Dynamic Allocation	Class A
Class C
Class I

Transamerica Dynamic Income	Class A
Class C
Class I

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2

Transamerica Enhanced Muni	Class A
Class C
Class I

Transamerica Event Driven	Class A
Class I
Class I2

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica Floating Rate	Class A
Class C
Class I
Class I2

Transamerica Global Bond	Class A
Class C
Class I
Class I2

Transamerica Global Equity	Class A
Class C
Class I
Class I2

Transamerica Global Long/Short Equity	Class A
Class I
Class I2

Transamerica Global Multifactor Macro	Class I2

Transamerica Global Real Estate Securities	Class I2

Transamerica Growth	Class I2

Transamerica Growth Opportunities	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Muni	Class A
Class C
Class I

Transamerica Income & Growth	Class A
Class C
Class I
Class I2

Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2

Transamerica Intermediate Bond	Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2

Transamerica International Equity Opportunities	Class I2

Transamerica International Small Cap	Class I2

Transamerica International Small Cap Value	Class I
Class I2

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2

Transamerica Long/Short Strategy	Class I2

Transamerica Managed Futures Strategy	Class I2

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Mid Cap Value	Class I2

Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2

Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2

Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I

Transamerica Opportunistic Allocation	Class A
Class C
Class I

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica Small Cap Core	Class A
Class C
Class I
Class I2

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Strategic High Income	Class A
Class C
Class I
Class I2

Transamerica Total Return	Class I2

Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2

Transamerica US Growth	Class A
Class B
Class C
Class I
Class I2
Class T